UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 9, 2023

PARSEC CAPITAL ACQUISITIONS CORP.

(Name of Registrant as specified in its charter)

Delaware	001-40871	86-2087408
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

736 8th Ave. SW

Suite 510

Calgary, AB T2P 1H4

(xxx) _____

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

See Item 2.01, below, regarding the discussion of the Stock Exchange and Reorganization Agreement, dated March 9, 2023 (the “Acquisition Agreement”).

Item 2.01 Completion of Acquisition or Disposition of Assets.

OVERVIEW

As used in this report, unless otherwise indicated, the terms “we”, “us”, “our”, “Company” and “Parsec” refer to Parsec Capital Acquisition Corp. (“Parsec”). We refer to the transactions contemplated by the Acquisition Agreement as the “Acquisition”.

Our shares of common stock, par value $0.0001 per share, are referred to herein as our “shares”. “Canadian Dollars” or “CN$” refers to the legal currency of Canada and “$” or “U.S. Dollars” refers to the legal currency of the United States.

Parsec is a Delaware corporation incorporated on February 11, 2021 and formed as a “SPAC” to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On October 8, 2021, Parsec closed its initial public offering of 8,625,000 units at an offering price of $10.00 per unit. Each unit consisted of one of the Company’s shares of Class A common stock and one redeemable warrant entitling the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share.

On October 13, 2022, Parsec executed an Agreement and Plan of Merger with Enteractive Media Inc., a Canadian corporation (“Enteractive”). Closing of the Agreement and Plan of Merger was subject to stockholder approval by the stockholders of Parsec as well other customary closing conditions.

As of December 8, 2022, Parsec stockholder approval had not yet been obtained and as a result of Parsec having failed to make a required payment to extend the date required to consummate a business combination, all Class A Shares were redeemed and all outstanding warrants expired worthless. In addition, on December 16, 2022, Nasdaq Stock Market LLC filed with the United States Securities and Exchange Commission a Form 25 pursuant to 17 CFR 240.12d2-2(a)(1) cancelling the Nasdaq listing of Parsec’s Class A Common Stock and warrants on the basis that the entire class of those securities had been redeemed or paid at maturity or retirement.

On March 9, 2023, Parsec and the holders of 56.7% of Enteractive’s common stock (the “Enteractive Majority Stockholders”), entered into a Stock Exchange and Reorganization Agreement, pursuant to which Parsec acquired all shares of common stock owned by the Enteractive Majority Stockholders in exchange for a total of 3,402,560 newly issued shares of Parsec Class B common stock. The March 9, 2023 Stock Exchange and Reorganization Agreement cancelled and superseded the October 13, 2022 Agreement and Plan of Merger.

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About Enteractive

Enteractive, which was formed in 2013, is a business that acts as the gateway between consumers and gambling operators. Enteractive’s PlayerVision platform provides consumers with gambling themed television broadcasts, on demand video, “Join in Play” synchronous live video streamed sports wagering programming (available on the web, mobile and television), which include gambling strategies, tips and advice, leaderboards, contests, and incentives where people who like to gamble can: Meet each other; Learn how to play new games and gamble; Compete with each other in free games and real money games, and Win prizes and money.

On June 29, 2021, Bill C-218 received Royal Assent and became law whereby the Parliament of Canada amended the Criminal Code to decriminalize licensed private entities to operate single outcome sport event wagering.1 This new development is allowing Enteractive’s PlayerVision platform (“PlayerVision”) to monetize this exciting new opportunity through the PlayerVision brand name to provide consumers with a comprehensive gambling themed platform and community, the PlayerVision Affiliate Gaming Network (“PlayerVision Network”). Through the PlayerVision Network, consumers can enjoin gambling themed television broadcasts, on demand video, Join in Play synchronous live video streamed sports wagering programming (available on the web, mobile and television), which include gambling strategies, tips and advice, leaderboards, contests, and incentives where people who like to gamble can:

Meet each other;

Learn how to play new games and gamble;

Compete with each other in free games and real money games; and

Win prizes and money.

PlayerVision acts as an “Gaming Affiliate” to partner sportsbook and casino gaming operators (collectively, “Gaming Operators”). PlayerVision generates revenue from the traffic that it sends to the Game Operators. PlayerVision’s revenues are based on a percentage of the players spend with the Gaming Operators. PlayerVision carries no payout risk as it does not have any liability for payouts to players. If a player wins or loses on a Gaming Operator’s platform, PlayerVision receives a commission (“Affiliate Commission”). Affiliate Commission payments can be based on “One-Time Bounties” or as part of a percentage of “Lifetime Revenue” agreements.

The Company is building the PlayerVision Network that is supported by world class online Gaming Operators. Enteractive’s business model through the PlayerVision Network is now designed to engage and monetize gamblers through revenues that include membership fees, affiliate commissions and advertising revenues.

Enteractive’s Affiliate strategy provides a strong competitive edge as the PlayerVision Network offers access to the comprehensive range of products and services that the Company has built from advertising, promoting and hosting events, broadcasting and recording events in a multi-platform network model and stream produced programs on its own cable, satellite and digital services.

PlayerVision requires a low level of corporate regulatory approval as the services it provides to players are “Marketing” related and not “Operational” in nature. PlayerVision does not act as the Gaming Book or the House/Casino nor does it operate gambling equipment or gambling software and as such it does not require approval as an operator. PlayerVision does not “hold” player funds or require complex Fintrac, KYC and AML infrastructure. PlayerVision does not require gaming operators licencing or significant probity for its key management or shareholders.

1https://openparliament.ca/bills/43-2/C-218/

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PlayerVision provides its services only to licenced Gaming Operators who provide their services in accordance with all applicable Government licencing and taxation rules and regulations. PlayerVision’s Gaming Operators are 100% responsible for all the regulatory licencing, compliance, audit, know-your-customer (“KYC”), anti-money laundering (“AML”), the Financial Transactions and Reports Analysis Centre of Canada (“FINTRAC”) and Responsible Gambling Council (“RGC”) compliance as well as the costs for platform operation, game design, game operation, game liquidity, financial processing, and related technical support services.

PlayerVision provides its services in accordance with all applicable advertising and marketing rules and regulations in each market (Province by Province, State by State, Country by Country). The Company is now ready to deliver its “Meet, Learn, Compete and Win” content via video streaming, on demand and broadcast networks to gamblers worldwide.

Industry

The penetration of digital media and the internet in general has led to the evolution of gambling and sports betting. Consumers of digital media platforms have leveraged online gaming platforms to satisfy their urge of gambling. Over the past few years there has been a rise in online poker gamblers, rummy players offering a vast prospect for gaming companies to expand their reach through digital interactive platforms. The interactive media and services industry is expected to grow at a rate of 16% over the next five years. The U.S interactive media and services industry generated a total revenue of US $416.7 billion at the end of 2021.2 According to PWC’s global entertainment and media outlook 2021 – 2025, this is a US $2 trillion market growing at a rate of 5% over the period.3

2 https://simplywall.st/markets/us/telecom/interactive-media-services

3 https://www.pwc.com/gx/en/entertainment-media/outlook-2021/perspectives-2021-2025.pdf

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Sports betting refers to the activity of foretelling sports results and placing bets on the result. Bets are placed on sports such as football, baseball, basketball, hockey, cricket, boxing and auto racing. It also extends to non-athletic events such as horse racing and eSports.

The global sports betting market is expected to reach US $140.26 billion by 2028 growing at a CAGR of 10.1% from 2021 – 2028.4 The online gambling market generated $60 billion in 2021 according to another research.5 The key factors driving this market are the penetration of digital media and connected devices, growing digital infrastructure and increasing number of sports events and leagues. A survey of online betting and gambling finds that gambling deregulation has boosted the shift towards pervasive forms of gambling. The valuation of this market is expected to be more than US $134.5 billion by the end of 2027.

The legal sports betting market in Canada is expected to generate $25 billion in retail and online wagering annually in the case that all provinces and territories legalize single game wagering.6 In 2021, Canadian lawmakers passed the C-218 bill to remove the federal prohibition on single-game betting throughout Canada and allow individual provinces to regulate single sports betting. According to the Canadian Gaming Association, an estimated $10 billion is bet annually through illegal operators with ties to organized crime. An estimated $4 billion is bet with offshore unlicensed operators and another $500 million is bet through legal lottery run sportsbooks. A study by PricewaterhouseCoopers estimates that the single game betting market could reach CA $2.4 billion within two years of legalization and a study by Deloitte Canada estimated that Canadians could grow the legal sports betting market to $28 billion within the next five years. Prospective bettors intend to place 49% of their wagers online compared to 45.4% earmarked for retail locations, casinos, or sportsbooks, while 5.6% will bet using other channels.7 Ontario is the first province set to legalize followed by Alberta. It is projected that Calgary’s creative industries will spend CA $566 million on interactive digital media from 2022 to 2024, making way for gaming, esports and other immersive technologies.8

4 https://www.globenewswire.com/news-release/2021/10/28/2322730/28124/en/Global-Sports-Betting-Market-2021-to-2028-Size-Share-Trends-Analysis-Report.html

5 https://www.flytonic.com/make-money-on-sports-betting-affiliate-marketing/

6 https://www.prnewswire.com/news-releases/canada-could-grow-into-2-billion-a-year-sports-betting-market-according-to-white-paper-from-playcanada-301363941.html

7 https://sportshandle.com/canada-study-sports-betting-education/

8 https://www.calgaryeconomicdevelopment.com/sectors/interactive-digital-media/

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The COVID-19 pandemic accelerated the growth of the online gambling and betting market as users had more time to spare on their phones and computers and players rigorously promoted online betting as betters shifted from land-based betting facilities to online platforms. However, the cancellation of sports events did reduce sports betting opportunities.

Affiliate marketing is one of the most lucrative ways to profit in the sports betting industry. Their revenue is generated through a percentage profit generated by the sportsbook to attract players and the revenue share commission ranges from 15%-60%. Affiliate marketers also earn a fee for each cost per acquisition to redirect customers to the sportsbook.

Many sports betting companies are spending on media deals and partnering with media companies for their digital campaigns to acquire customers. This is becoming a big business for media companies. In July 2021, Gannett signed a five-year long deal with European sportsbook Tipico – Germany’s top sports betting company and the sportsbook would compensate the publisher through cash, stock and commissions. In February 2021, WynBET also signed a 3-year long deal with Blue Wire that is a $3.5 million investment in the media company in exchange for partial ownership in advertising revenue.9

The online gambling industry is expected to grow from $76,792.7 million in 2020 to $127,451.4 million in 2025 at a rate of 10.7%. The market is then expected to grow at a CAGR of 8.6% from 2025 and reach $192,264.4 million in 2030.10 The online sports betting market post COVID is expected to grow to US $59,530.7 million by 2026 at a CAGR of 13.6% in the period 2019-2026.11

We rely on a combination of patent, trademark and trade secret protection and other unpatented proprietary information to protect our intellectual property rights and to maintain and enhance our competitiveness in the jewelry industry.

Foreign Currency Exchange

Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the statement of financial position date. Non-monetary items are translated using the historical rate on the date of the transaction. Foreign exchange gains and losses are included in profit or loss.

Employees

At February 28, 2023, we had no employees, four full time consultants and two part time consultants.

Properties

The Company rents office space at 736 8th Ave. SW, Suite 510, Calgary, AB T2P 1H4.

Legal Proceedings

We are not aware of any pending or threatened legal proceedings involving the Company or its assets.

9 https://digiday.com/media/we-are-the-media-company-sportsbooks-are-spending-millions-on-media-deals-but-publishers-should-hedge-their-bets/

10 https://www.businesswire.com/news/home/20220323005542/en/Global-Online-Gambling-Market-Opportunities-and-Strategies-Report-2022-2030—ResearchAndMarkets.com#:~:text=The%20market%20is%20expected%20to,reach%20%24192%2C264.4%20million%20in%202030.

11 https://www.marketresearchfuture.com/reports/online-sports-betting-market-10480

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RISK FACTORS

Any investment in our common stock involves a high degree of risk. Investors should carefully consider the risks described below and all of the information contained in this Current Report on Form 8-K before deciding whether to purchase our common stock. Our business, financial condition or results of operations could be materially adversely affected by these risks if any of them actually occur. Further, the trading price of our shares could decline due to any of these risks, and an investor may lose all or part of his or her investment. Some of these factors have affected our financial condition and operating results in the past or are currently affecting us. This Current Report on Form 8-K also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks described below and elsewhere in this Current Report on Form 8-K.

RISKS RELATED TO OUR BUSINESS AND INDUSTRY

We rely on traffic to our websites to grow revenue. Our business could be negatively affected by changes in search engine algorithms and dynamics.

We rely heavily on Internet search engines, such as Google. We have employed search engine marketing (SEO) to make our website more findable to search engines so that it ranks favorably in the search engines’ results pages for certain queries. Although we believe that Google and other search engines are increasingly adept at identifying the truly high-quality content that deserves prominence, the factors affecting the appearance and rankings of search results are determined by search engines and are therefore not under our direct control. For example, search engines change their algorithms periodically, which could cause our websites to appear lower or not at all in the search engines’ results pages. In the future, search engines may change the search results pages to promote search engines’ own products or services. In addition, search engines may favor paid searches over natural searches.

As a result, our competitors’ pay-per-click advertising could receive higher prominence than our own website. Our website has experienced fluctuations in search rankings in the past. While the amount of natural search traffic from Google varies based on a variety of factors related to both search rankings and consumer demand, the amount of natural search traffic can shift up or down more significantly when Google implements a core update to their search algorithm. Such updates can lead to larger than normal changes in Google search engine rankings which in turn effect traffic, although some updates have no impact on certain sites.

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Our industry continues to evolve, which makes it difficult to evaluate our current business and future prospects.

We launched operations in 2013. Our evolving business make it difficult to forecast our future results of operations. Our historical revenue growth should not be considered indicative of our future performance. These risks and challenges include our ability to:

■	attract and retain new customers;

■	continue to earn and preserve a reputation for providing meaningful and reliable reviews of local businesses;

■	successfully manage our growth;

■	successfully develop and deploy new features and products;

■	manage and integrate successfully any acquisitions of businesses;

■	avoid interruptions or disruptions on our platform; and

■	recruit, integrate and retain talented personnel.

If we fail to address the risks and difficulties that we face, including those associated with the challenges listed above as well as those described elsewhere in this “Risk Factors” section, our business, financial condition, and results of operations could be adversely affected. Further, because we have limited historical financial data and operate in a rapidly evolving market, any predictions about our future revenue and expenses may not be as accurate as they would be if we had a longer operating history or operated in a more predictable market. We have encountered in the past, and will encounter in the future, risks and uncertainties frequently experienced by growing companies with limited operating histories in rapidly changing industries. If our assumptions regarding these risks and uncertainties, which we use to plan and operate our business, are incorrect or change, or if we do not address these risks successfully, our results of operations could differ materially from our expectations and our business, financial condition, and results of operations could be adversely affected.

We may not be able to adequately track the amount of payments due to us.

After we have directed an online gambler to an online gambling operator, we cannot directly track the online gambler’s activities in the online gambling operator’s system. We, therefore, rely on the net revenue calculations by the online gambling operator to determine our entitled payment. Consequently, there is a risk of miscalculation and misrepresentation, whether due to error, negligence or fraud. If such miscalculations occur undetected, subsequently remedied or retroactively adjusted, we could receive a lower fee than we are entitled to under our agreements, which in turn could result in lost revenue and have a material adverse effect on our business, financial condition and results of operations.

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The estimates of market opportunity and forecasts of market growth included in this prospectus may prove to be inaccurate. Even if the market in which we compete achieves the forecasted growth, our business could fail to grow at similar rates, if at all.

Market opportunity estimates and growth forecasts included in this Form 8-K are subject to significant uncertainty and are based on assumptions and estimates that may not prove to be accurate. Not every online gambling operator covered by our market opportunity estimates will necessarily purchase our solutions at all, and some or many of those online gambling operators may choose to use the solutions offered by our competitors. It is impossible to build every product feature that every customer wants, and our competitors may develop and offer features that our platform does not provide. The variables that go into the calculation of our market opportunity are subject to change over time, and there is no guarantee that any particular number or percentage of the online gambling operators covered by our market opportunity estimates will purchase our solutions at all or generate any particular level of revenue for us. Even if the market in which we compete meets the size estimates and growth forecasts in this prospectus, our business could fail to grow for a variety of reasons outside of our control, including competition in our industry or changing regulation. If any of these risks materialize, it could harm our business and prospects.

We depend on key personnel to operate our business. An inability to retain, attract, and integrate qualified personnel would harm our ability to develop and successfully grow our business.

Our success and growth strategy depend on our ability to attract and retain key management and operating personnel, including skilled developers, marketing personnel, project managers, product managers and content editors. Our future success depends on our continuing ability to attract, develop, motivate and retain highly qualified and skilled employees. Qualified individuals are in high demand, and we may incur significant costs to attract and retain them. Experienced developers and marketing personnel, who are critical to the success of our business, are also in particularly high demand. Competition for their talents is intense and retaining such individuals can be difficult.

Our ability to increase our revenue depends on our ability to introduce successful new products and services. Our ongoing investments in developing products and services involve significant risks which could disrupt our current operations and may not produce the long-term benefits that we expect.

We compete in rapidly evolving and highly competitive markets, and we expect competition to intensify further in the future with the emergence of new technologies and new market entrants. We face competition from new and established local and international players in the online marketing industry, traditional marketing providers such as TV, printed publications and radio, and online gambling operators who conduct extensive marketing activities of their own.

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Our competitors may enjoy competitive advantages, such as greater name recognition, longer operating histories, substantially greater market share, large existing user bases and substantially greater financial, technical and other resources. These companies may use these advantages to offer services similar to ours at a lower price and respond more effectively than we do to new opportunities and customer demands.

To attract new visitors, we must offer and develop new features on a continuous basis and perform regular system updates. As a result, we have invested, and expect to continue to invest, significant resources in developing products and services to drive traffic to our platform and engage our customers. Our product development efforts may include significant changes to our existing products or new products that are unproven. Such investments may not prioritize short-term financial results and may involve significant risks and uncertainties, including distracting management and disrupting our current operations. We cannot assure you that any resulting new or enhanced products and services will engage online gamblers and online gambling operators. We may fail to generate sufficient revenue, operating margin or other value to justify our investments in such products, thereby harming our ability to generate and increase revenue.

An actual, alleged or perceived security incident, inadvertent disclosure or breach of sensitive information, including confidential and personal information, we process, or of the security of our or our customers’, vendors’, or partners’ networks and systems could be detrimental to our business, reputation, financial information and results of operations.

Advances in technology, discoveries of new weaknesses and other developments with software generally used by the Internet community may increase the risk we will suffer a security incident. As part of our business we process certain personal, confidential and sensitive information. We may in the future fail to detect or prevent security incidents, inadvertent disclosure or breach of sensitive information, including from malware, ransomware, viruses, worms or similar threats for any number of reasons, such as our failure to enhance and expand our platform to reflect industry trends, new technologies and new operating environments, the complexity of the environment, network or systems of our clients, vendors, or partners. We, our customers, vendors or partners may experience such incidents due to data being misappropriated by a malicious insider or unauthorized party, such as employee error, rogue employee activity, or other unlawful or unauthorized acts, which if successful, may result in either threatened or actual exposure leading to unauthorized access, disclosure and misuse of sensitive information or other information regarding customers, vendors, partners, employees, or our company and business, and our technologies, systems and networks have been subject to attempted cyberattacks. If we experience any such incidents, we may incur significant costs in protecting against or remediating such incidents, which include investing in resources to address these incidents. We may not be able to remedy any incidents or incidental problems in a timely manner, or at all. To the extent potential customers, industry stakeholders or other third parties believe that the failure to detect or prevent any particular threat is a flaw or indicates that our platform is not secure our reputation and business would be harmed. Any real or perceived defects, errors or vulnerabilities in our platform or business, or any other failure of our platform to detect an incident, could result in:

■	a loss of existing or potential customers;

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■	delayed or lost revenue and adverse impacts to our business, financial condition and operating results;

■	a delay in attaining, or the failure to attain, market acceptance;

■	the expenditure of significant financial and research and development resources in efforts to analyze, correct, eliminate, or work around errors or defects, and address and eliminate vulnerabilities;

■	an increase in resources, including devoted customer service and support, which could adversely affect our gross margins;

■	decrease in value to our reputation or brand; and

■

claims and litigation, regulatory inquiries, or investigations, enforcement actions, including fines, and other claims and liabilities, all of which may be costly and burdensome and further harm our reputation.

Systems failures and resulting interruptions in the availability of our websites, apps, or platforms could adversely affect our business, financial condition, and results of operations.

Our systems may experience service interruptions or degradation or other performance problems because of peak usage times, hardware and software defects or malfunctions, distributed denial-of-service and other cyberattacks, infrastructure changes, human error, natural disasters, power losses, disruptions in telecommunications services, fraud, military or political conflicts, terrorist attacks, computer viruses, ransomware, malware, or other events. Our systems also may be subject to break-ins and other intentional acts of vandalism, including by our own employees, independent contractors or other insiders. Some of our systems are not fully redundant and our disaster recovery planning may not be sufficient for all eventualities.

We may experience system failures and other events or conditions from time to time that could interrupt the availability, reduce or affect the speed or functionality of our platform. These system failures generally occur either as a result of software updates being deployed with unexpected errors or as a result of temporary infrastructure failures related to storage, network, or compute capacity being exhausted. These events have resulted in losses in revenue, though such losses have not been material to date. System failures in the future could result in significant losses of revenue. Further, in some instances, we may not be able to identify the cause or causes of these performance problems within an appropriate period of time. A prolonged interruption in the availability or reduction in the availability, speed, or other functionality of our platform could adversely affect our business and reputation and could result in the loss of users.

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We may acquire other companies or technologies, which could divert management’s attention and otherwise disrupt our operations and harm our operating results, whether or not the acquisition is consummated. We may fail to acquire companies whose market power or technology could be important to the future success of our business.

We also may not achieve the anticipated benefits from any acquired business due to a number of factors, including:

■	unanticipated costs or liabilities associated with the acquisition, such as transaction-related lawsuits or claims;

■	failure or material delay in closing a transaction;

■	Incurrence of acquisition-related costs;

■	diversion of management resources from existing business operations;

■	Regulatory uncertainties;

■	weak, ineffective, or incomplete data privacy compliance and strategies of an acquired company;

■	harm to our existing business relationships with online gambling operators as a result of the acquisition;

■	harm to our brand and reputation;

■	the potential loss of our key employees;

■	Difficulties in retaining customers or key employees of an acquired company;

■	difficulties in integrating the technologies, operations, existing contracts, and employees of an acquired company; and

■	use of substantial financial resources to consummate the acquisition.

If we fail to address the foregoing risks or other problems encountered in connection with past or future acquisitions of businesses, or if we fail to successfully integrate such acquisitions or investments, our business, financial condition, and results of operations could be adversely affected. In addition, acquisitions also could result in dilutive issuances of equity securities or the incurrence of debt, which could adversely affect our operating results.

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If we fail to manage rapid growth effectively, our brand, business, financial condition and results of operations could be adversely affected.

Rapid growth may impose significant responsibilities on our management, including the need to identify, recruit and integrate additional employees with relevant expertise, expand the scope of our current technological platform and invest in improved controls over technology, financial reporting and information disclosure. If we fail to manage the growth of our business and operations effectively, the quality of our service and the efficiency of our operations could suffer, which could adversely affect our business, financial condition, and results of operations.

In addition, our rapid growth may make it difficult to evaluate our future performance. Our ability to forecast our future results of operations is subject to a number of uncertainties, including our ability to model future growth. If we fail to achieve the necessary level of efficiency in our company as it grows, or if we are not able to accurately forecast future growth, our business would be negatively impacted.

The impact of economic conditions, including the resulting effect on consumer spending, may adversely affect our business, financial condition, and results of operations.

Our performance is subject to economic conditions and their impact on the levels of consumer spending. Demand for entertainment and leisure activities, including online gambling, may decline if discretionary consumer spending declines, including during economic downturns, when consumers generally earn less disposable income. Changes in discretionary consumer spending or consumer preferences are driven by factors beyond our control, such as:

■	unfavorable changes in general economic conditions, including recessions, economic slowdowns;

■	Fears of recession and changes in consumer confidence in the economy;

■	sustained high levels of unemployment;

■	increases in taxes, including gambling taxes or fees;

■	high energy, fuel and other commodity costs;

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■	the potential for bank failures or other financial crises; and

■	terrorist attacks or other global events.

During periods of economic contraction, our revenues may decrease while most of our costs remain fixed and some costs may even increase, resulting in decreased earnings.

Consolidation among the online gambling operators may reduce demand for our products and profitability.

Much of the demand for our products derives from the desire of online gamblers to switch between different online gambling websites. The revenues of an online gambling website from a particular online gambler are usually highest in the first month after that online gambler signs up to the website. Therefore, online gamblers switching between platforms are likely to bring higher revenues to us. A consolidation of the online gambling sector could significantly reduce the ability and desire of online gamblers to switch between platforms, thereby potentially reducing our expected revenues. Furthermore, consolidation among online gambling operators may reduce competition for use of our product and therefore reduce our pricing power in the market place. Any significant move towards consolidation within the online gambling industry could therefore have a material adverse effect on our business, financial condition and results of operations.

Negative events or negative media coverage relating to online gambling may adversely impact our ability to retain or attract online gamblers, which could have an adverse impact on our business.

The online gambling industry is subject to negative publicity relating to perceptions of underage gambling, exploitation of vulnerable customers and the historic link between the gambling industry to criminal activities. As a service provider to the online gambling industry, our reputation can be negatively affected and, accordingly, significantly influence our business. In addition, a negative shift in the perception of online gambling by the public or by policymakers, lobbyists or others could affect future legislation of online gambling, which could cause jurisdictions to abandon proposals to legalize online gambling, thereby limiting the number of jurisdictions in which we can operate. Furthermore, illegal betting activity could result in negative publicity for our industry and could harm our brand reputation. Negative public perception could also lead to new restrictions on or to the prohibition of online gambling in jurisdictions in which we currently operate. Such negative publicity could also reduce could diminish confidence in, and the use of, our platform and result in decreased revenue or slower customer growth rates, which could seriously harm our business.

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We and our customers may have difficulty accessing the services of banks or the financial system and our business could be materially adversely affected.

Although financial institutions are permitted to provide services to us and others in the online gambling industry, banks may be hesitant to offer services to us because we are service providers for sports betting businesses. Consequently, we may encounter difficulties in establishing and maintaining banking relationships with a full scope of services and generating market rate interest. If we were unable to maintain our bank accounts, it would make it difficult for us to operate our business, increase our operating costs, and pose additional operational, logistical and security challenges which could materially adversely impact our business. Similarly, our customers may be unable to access the services of banks or the financial system, whether due to banks’ concerns with respect to providing services to sports betting businesses in general or changes of laws and regulations that might limit our customers’ ability to access the financial system.

Risks Related to Government Regulation

The online gambling industry is heavily regulated. Changes to the regulatory framework in the jurisdictions in which we operate could restrict our ability to advertise or harm our customers’ business, which could in turn negatively affect our financial performance.

As an online gambling affiliate, our principal customers are online gambling operators. Any regulatory development that could harm the financial performance or otherwise adversely affect online gambling operators could negatively affect our performance. The regulatory framework for online gambling is complex and varies across the jurisdictions in which we operate. In some jurisdictions, online gambling regulations are subject to debate and continuous development

We cannot predict whether, in the future, regulations will be implemented in a market where we operate or the impact of these regulations on our business. In addition, online gambling operators and their B2B providers, such as online gambling operator affiliates (directly and/or directly by way of their commercial relationship with online gambling operators), are currently subject to significant taxes and fees in addition to normal corporate income taxes, and such taxes and fees are subject to increase at any time. Tax authorities may interpret laws originally enacted for mature industries and apply it to newer industries, such as online gambling. From time to time, various legislators and other government officials have proposed and adopted changes in tax laws, or in the administration or interpretation of such laws, affecting the gambling industry. It is not possible to determine with certainty the likelihood of changes in tax laws or in the administration or interpretation or enforcement of such laws.

As the legal framework for the online gambling industry is constantly developing, we are unable to predict whether or when additional restrictions will be applied to online gambling operators in the jurisdictions in which we operate. Any development such as the above-mentioned could have a material adverse effect on our business, results of operations and financial position.

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We may be subject to legislation that limits or restricts the marketing of online gambling services and we could fail to comply with such legislation.

As service providers to online gambling operators, online gambling affiliates are generally not subject to the same laws and regulations governing online gambling operators. However, in many jurisdictions, we may be obligated to comply with the regulations and standards around advertising in general. For example, the Advertising Standards Authority in the U.K. prescribes certain standards for online and affiliate marketing in general as well as specific policies around gambling. In the U.S., the American Gaming Association, or the AGA, has produced a Responsible Marketing Code for Sports Wagering which its members have pledged to follow. We are not a member of the AGA currently but should we join in the future, we would be required to comply with their marketing codes.

In addition, we are subject to general marketing legislation in all jurisdictions that we operate. In the future, we may be subject to additional regulatory requirements aimed at the promotion of online gambling services, for example if we enter new geographical markets or if regulations are expanded to include our operations. Regulatory compliance is costly and time-consuming. We have dedicated significant time and financial resources to monitor our regulatory compliance and will continue to in the future.

We are subject to governmental regulation and other legal obligations related to privacy, data protection and information security. If we are unable to comply with these, we may be subject to governmental enforcement actions, litigation, fines and penalties or adverse publicity.

We collect and process personal data about our customers. The collection, use and processing of such information about individuals are governed by data privacy laws and regulations enacted in the E.U., U.K., U.S. (federal and state), and other jurisdictions around the world, including U.S. marketing laws and FTC regulations. These data privacy laws and regulations are complex, continue to evolve, and on occasion may be inconsistent between jurisdictions leading to uncertainty in interpreting such laws and it is possible that these laws, regulations and requirements may be interpreted and applied in a manner that is inconsistent with our existing information processing practices, and many of these laws are significantly litigated and/or subject to regulatory enforcement.

The implication of this includes that various federal, state and foreign legislative or regulatory bodies may enact or adopt new or additional laws and regulations concerning data privacy, data retention, data transfer, and data protection. Such laws may continue to restrict or dictate how we collect, maintain, combine and disseminate information and could have a material adverse effect on our business, results of operations, financial condition and prospects.

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Most of the jurisdictions in which we operate have established their own data privacy and security legal frameworks. For instance, in the European Economic Area, or the E.E.A., we are subject to the General Data Protection Regulation 2016/679, the GDPR, and in the U.K., we are subject to the U.K. data protection regime consisting primarily of the U.K. General Data Protection Regulation, the U.K. GDPR, and the U.K. Data Protection Act 2018, each of which imposes strict requirements on covered processing and provides for robust regulatory enforcement and sanctions for non-compliance. The GDPR and the U.K. GDPR regimes enable competent authorities to issue fines up to the greater of €20 million/£17.5 million or 4% of global annual turnover. Such penalties are in addition to any civil litigation claims by data controllers, data processors, customers and data subjects. In addition, last year the Court of Justice of the E.U., or the CJEU, invalidated the E.U.-U.S. Privacy Shield (a mechanism for the transfer of personal data from the E.E.A to U.S.) and also indicated that reliance on standard contractual clauses (another such transfer mechanism) alone may not necessarily be sufficient in all circumstances. We previously relied on our E.U.-U.S Privacy Shield certification and in some cases the Privacy Shield certification(s) of our vendors and partners for the purposes of transferring personal data from the E.E.A. to the U.S. in compliance with the GDPR’s data export conditions. We are monitoring the developments following the CJEU decision as well as implementing the standard contractual clauses and reviewing other mechanisms for transfers from the E.E.A. and the U.K., including to the U.S. We are additionally subject to evolving E.U. and U.K. privacy laws on electronic marketing and cookies. In recent years, European lawmakers and regulators have expressed concern over electronic marketing and the use of nonessential cookies, web beacons and similar technology for online behavioral advertising, or tracking technologies, leading to an effort to replace the current rules on e-marketing (currently set out in the 2002 Privacy & Electronic Communication Directive 2002/58/EC, as amended, or the ePrivacy Directive, and national implementing laws) with a new ePrivacy Regulation. When implemented, the new ePrivacy Regulation is expected to alter rules on tracking technologies and significantly increase fining powers to the same levels as the GDPR.

We will need to invest significant resources to comply with the GDPR and other privacy laws and regulations. Failure to meet any of the requirements of these laws and regulations could result in significant penalties or legal liability, adverse publicity and/or damage to our reputation, which could negatively affect our business, results of operations and financial condition.

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The international scope of our operations and our corporate and financing structure may expose us to potentially adverse tax consequences.

We are subject to taxation in, and to the tax laws and regulations of, multiple jurisdictions due to the international scope of our operations and our corporate and financing structure. We are also subject to intercompany pricing laws including those relating to the flow of funds between our subsidiaries pursuant to, for example—purchase agreements, licensing agreements, or other arrangements. Adverse developments in such laws or regulations, or any change in position regarding the application, administration or interpretation of these laws or regulations in any applicable jurisdiction or our inability to comply with all applicable requirements of these laws could have a material adverse effect on our business, financial condition, and results of operations. In addition, the application of withholding tax, social security tax obligations, value added tax, goods and services tax, sales taxes and other non-income taxes is not always clear and we may be subject to tax audits relating to such withholding, social security obligations, or non-income taxes. Further, the tax or labor authorities in any applicable jurisdiction may disagree with the positions we have taken or intend to take regarding the tax treatment or characterization of any of our activities or transactions, including the tax treatment or characterization of our tax residency, indebtedness or the transactions. If any applicable tax authorities successfully challenge the tax treatment or characterization of any of these, it could result in the disallowance of deductions; the imposition of additional or new taxation in certain jurisdictions; the imposition of withholding taxes on internal deemed transfers or in general, capital gains taxes, including on transfers that have been made and/or deemed to have been made in connection with the transactions; or otherwise, the reallocation of income, penalties; or other consequences that could have a material adverse effect on our business, financial condition and results of operations.

Our failure to comply with trade restrictions such as economic sanctions and export controls could negatively impact our reputation and results of operations.

We are subject to trade restrictions, including economic sanctions and export controls, imposed by governments around the world with jurisdiction over our operations, which prohibit or restrict transactions involving certain designated persons and certain designated countries or territories, including Cuba, Iran, Syria, Sudan, North Korea, and the Crimea Region of Ukraine. Our failure to successfully comply with these laws and regulations may expose us to reputational harm as well as significant sanctions, including criminal fines, imprisonment, civil penalties, disgorgement of profits, injunctions, debarment from government contracts and other remedial measures. Investigations of alleged violations can be expensive and disruptive. We maintain policies and procedures designed to comply with these laws and regulations. As part of our business, we may, from time to time, engage in limited sales and transactions involving certain countries that are targets of economic sanctions, provided that such sales and transactions are authorized pursuant to applicable economic sanctions laws and regulations. However, we cannot predict the nature, scope, or effect of future regulatory requirements, including changes that may affect existing regulatory authorizations, and we cannot predict the manner in which existing laws and regulations may be administered or interpreted.

In addition, any perceived or actual breach of compliance by us with respect to applicable laws, rules, and regulations could have a significant impact on our reputation; could cause us to lose existing customers; prevent us from obtaining new customers; negatively impact investor sentiment about our company; require us to expend significant funds to remedy problems caused by violations and to avert further violations; and expose us to legal risk and potential liability—all of which may have a material adverse effect on our reputation, business, financial condition and results of operations.

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Our failure to comply with the anti-corruption laws of the U.S. and various international jurisdictions could negatively impact our reputation and results of operations.

Doing business on a worldwide basis requires us to comply with anti-corruption laws and regulations imposed by governments around the world with jurisdiction over our operations, which includes the U.S. Foreign Corrupt Practices Act, or the FCPA, and the U.K. Bribery Act 2010, or the U.K. Bribery Act, as well as the laws of the countries where we do business. These laws and regulations may restrict our operations, trade practices, investment decisions, and partnering activities. The FCPA and the U.K. Bribery Act prohibit us and our officers, directors, employees, and business partners acting on our behalf, including agents, or representatives, from corruptly offering, promising, authorizing, or providing anything of value, directly or indirectly, to foreign government officials for the purposes of influencing official decisions or obtaining or retaining business or otherwise obtaining favorable treatment. The U.K. Bribery Act also prohibits non-governmental commercial bribery, soliciting or accepting bribes, and “facilitation payments,” or small payments to low-level government officials to expedite routine approvals. We also are subject to the jurisdiction of various governments and regulatory agencies around the world, which may bring our personnel and representatives into contact with foreign government officials responsible for evaluating and implementing legislative and regulatory changes relevant to our industry and issuing or renewing permits, licenses or approvals or for enforcing other governmental regulations. In addition, some of the international locations in which we operate lack a developed legal system, and some jurisdictions have been perceived to have elevated levels of public corruption. Our global operations expose us to the risk of violating, or being accused of violating, anti-corruption laws and regulations.

Other companies, including some that may compete with us, may not be subject to the prohibitions listed above, and therefore may have a competitive advantage over us. We are in the process of developing policies and procedures reasonably designed to comply with applicable anti-corruption laws and regulations. However, there can be no guarantee that our policies and procedures will effectively prevent violations by our officers, directors, employees, and business partners acting on our behalf for which we may be held responsible, and any such violation could adversely affect our reputation, business, financial condition, and results of operations. Our failure to successfully comply with these laws and regulations may expose us to reputational harm as well as significant sanctions, including criminal fines, imprisonment, civil penalties, disgorgement of profits, injunctions, and debarment from government contracts, as well as other remedial measures. Responding to any enforcement action or internal investigation related to alleged misconduct may result in a significant diversion of management’s attention and resources and significant defense costs and other professional fees.

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Risks Related to Intellectual Property

If we fail to protect or enforce our rights in our proprietary technology, brands or other intellectual property, our competitive position and our business could be materially adversely affected.

We primarily rely on a combination of trademark, copyright and other intellectual property laws and contractual restrictions to protect our intellectual property and proprietary rights. However, we cannot be certain that the steps we have taken or will take to protect and enforce our intellectual property and proprietary rights will be successful. We currently hold rights to the Gambling.com domain name and various other related domain names in multiple jurisdictions. If we lose the ability to use a domain name, whether due to trademark claims, failure to renew the applicable registration, or any other cause, we may be forced to market our solutions under a new domain name, which could cause us substantial harm, or to incur significant expense to purchase rights to the domain name in question. In addition, our competitors could attempt to capitalize on our brand recognition by using domain names similar to ours. We may fail to prevent third parties from acquiring and using domain names that are similar to our brand. Protecting and enforcing our rights in our domain names may require litigation, which could result in substantial costs and diversion of management’s attention, and ultimately may not be successful.

We also have certain registered trademarks that are important to our brand, such as the combined mark, Gambling.com. If we fail to protect or enforce our rights under our trademarks, we may lose the ability to use the trademarks or prevent others from using them, which could adversely harm our reputation, business, results of operations and financial condition.

We cannot be certain that the steps we have taken will prevent infringement, misappropriation or other violations of our intellectual property rights, particularly in foreign countries where the laws may not protect our proprietary rights as fully as they do in the U.S. Further, we may be required to enforce our intellectual property or other proprietary rights through litigation, which, regardless of success, could result in substantial costs and diversion of management’s attention.

We may face potential liability and expense for legal claims alleging that the content on our platform or the operation of our business infringes intellectual property rights of third parties, who may assert claims against us for unauthorized use of such rights.

On our publishing platform, we publish both our own content and content from third parties. We cannot be certain that the published content on our platform and the operation of our business do not, or will not, infringe or otherwise violate the intellectual property rights of third parties. Third parties may assert claims against us alleging that we are infringing or otherwise violating their intellectual property rights, including claims for copyright or trademark infringement, or other claims based on the nature and content of the material that we publish or distribute. These claims, whether or not successful, could divert management time and attention away from our business and harm our reputation and financial condition. In addition, the outcome of litigation is uncertain, and third parties asserting claims could secure a judgment awarding substantial damages, as well as injunctive or other equitable relief against us, which could require us to rebrand, redesign, or reengineer our platforms or websites, and/or effectively block our ability to distribute or market our products and services.

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Our use of “open source” software in our applications could subject our proprietary software to general release, adversely affect our ability to sell our services and subject us to possible litigation, claims or proceedings.

We may use open source software in connection with the development and deployment of our solutions and services, and we expect to continue to use open source software in the future. Companies that use open source software in connection with their products have, from time to time, faced claims challenging the use of open source software and/or compliance with open source license terms. As a result, we could be subject to suits by parties claiming ownership of what we believe to be open source software or claiming noncompliance with open source licensing terms. Some open source software licenses may require users who distribute software containing or linked to open source software to publicly disclose all or part of the source code to such software and/or make available any derivative works of the open source code to their licensees, which could include proprietary code of the user. In such cases, the open source software license may restrict users from charging fees to licensees for use of their software. While we monitor the use of open source software and try to ensure that none is used in a manner that would subject our proprietary source code to these requirements and restrictions, such use could inadvertently occur, in part because open source license terms are often ambiguous and have generally not been interpreted by U.S. or foreign courts.

Further, in addition to risks related to license requirements, use of certain open source software carries greater technical and legal risks than does the use of third-party commercial software. For example, open source software is generally provided without any support or warranties or other contractual protections regarding infringement or the quality of the code, including the existence of security vulnerabilities. To the extent that our platform depends upon the successful operation of open source software, any undetected errors or defects in open source software that we use could prevent the deployment or impair the functionality of our systems and injure our reputation. In addition, the public availability of such software may make it easier for others to compromise our platform. Any of the foregoing risks could materially and adversely affect our business, financial condition and results of operations.

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Our international operations involve additional risks, and our exposure to these risks will increase as our business continues to expand.

We operate in a number of jurisdictions and intend to continue to expand our global presence. To date, we have focused our efforts on the EU. International operations are subject to the legal, political, regulatory, requirements and economic conditions in the jurisdictions in which they are conducted. Risks inherent to international operations include, but are not limited to:

■	exposure to local economic or political instability;

■	compliance with various laws and regulatory requirements relating to anti-corruption, antitrust or competition, economic and trade sanctions, data content, data protection and privacy, employment and labor laws and health and safety;

■	obtaining any required government approvals, licenses or other authorizations;

■	difficulties in attracting and retaining qualified employees in certain international markets, as well as managing staffing and operations due to increased complexity, distance, time zones, language and cultural differences;

■	difficulties in enforcing agreements, judgments, and arbitration awards in various legal systems; and

■	inability to obtain, maintain or enforce our intellectual property rights.

We believe that our overall success as a global business depends on our ability to succeed in different legal, regulatory, economic, social, and political situations and conditions. We may not be able to develop and implement effective policies and strategies in each jurisdiction where we may conduct operations or do business in the future.

We may need to raise additional funds in the future. These funds may not be available on acceptable terms or at all, and, without additional funds, we may not be able to maintain or expand our business.

Our operations require substantial funds to finance our operating expenses, to expand our marketing, to develop product offerings and to cover public company costs. Without these funds, we may not be able to meet our goals.

We may seek additional funding through public or private financing or through collaborative arrangements with strategic partners. However, you should also be aware that in the future:

●	we cannot be certain that additional capital will be available on favorable terms, if at all;

●	any available additional financing may not be adequate to meet our goals; and

●	any equity financing would result in dilution to stockholders.

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If we cannot raise additional funds when needed, or on acceptable terms, we may not be able to effectively execute our growth strategy (including entering the retail market), take advantage of future opportunities, or respond to competitive pressures or unanticipated requirements. In addition, we may be required to scale back or discontinue expansion plans, or obtain funds through strategic alliances that may require us to relinquish certain rights.

Our quarterly results may fluctuate because of many factors and, as a result, investors should not rely on quarterly operating results as indicative of future results.

Fluctuations in operating results or the failure of operating results to meet the expectations of public market analysts and investors may negatively impact the value of our securities. Quarterly operating results may fluctuate in the future due to a variety of factors that could affect revenues or expenses in any particular quarter. Fluctuations in quarterly operating results could cause the value of our securities to decline. Investors should not rely on quarter-to-quarter comparisons of results of operations as an indication of future performance. As a result of the factors listed below, it is possible that in future periods the operation results may be below the expectations of public market analysts and investors. This could cause the market price of our securities to decline. Factors that may affect our quarterly results include:

●	vulnerability of our business to a general economic downturn;

●	seasonality of our business; and

●	changes in the laws that affect our operations.

We may not maintain sufficient insurance coverage for the risks associated with our business operations. As a result, we may incur uninsured losses.

Except for property, accident and automobile insurance, we do not have other insurance such as business liability or disruption insurance coverage for our operations. As a result, we may incur uninsured liabilities and losses as a result f the conduct of our business. There can be no guarantee that we will be able to obtain additional insurance coverage in the future, and even if we are able to obtain additional coverage, we may not carry sufficient insurance coverage to satisfy potential claims. Should uninsured losses occur, any purchasers of our common stock could lose their investment.

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We are an emerging growth company within the meaning of the JOBS Act and will take advantage of certain exemptions from various reporting requirements, which may make our ordinary shares less attractive to investors.

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 effective on April 5, 2012, or the JOBS Act, and we may take advantage of certain exemptions from various requirements that are applicable to other public companies that are not emerging growth companies. Most of such requirements relate to disclosures that we would only be required to make if we cease to be a foreign private issuer in the future, including exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. Nevertheless, as a foreign private issuer that is an emerging growth company, we will not be required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act for up to five fiscal years after the date of this offering. We are also only required to report two years of financial results and selected financial data as an emerging growth company, compared to three and five years, respectively, for comparable data reported by other public companies. We may take advantage of these exemptions as long as we remain an emerging growth company, which could be for up to five years, although circumstances could cause us to lose that status earlier, including if our total annual gross revenues reach $1.07 billion, if the aggregate market value of our ordinary shares held by non-affiliates exceeds $700 million or if we issue more than $1.0 billion in non-convertible debt over a three year period. We cannot predict if investors will find our ordinary shares less attractive because we may rely on the above emerging growth company exemptions. If some investors find our ordinary shares less attractive as a result, there may be a less active trading market for our ordinary shares and the price of our ordinary shares may be more volatile.

If we fail to maintain effective internal controls over financial reporting, the price of our common stock may be adversely affected.

We are required to establish and maintain appropriate internal controls over financial reporting. Failure to establish those controls, or any failure of those controls once established, could adversely impact our public disclosures regarding our business, financial condition or results of operations. Any failure of these controls could also prevent us from maintaining accurate accounting records and discovering accounting errors and financial fraud.

In addition, management’s assessment of internal controls over financial reporting may identify weaknesses and conditions that need to be addressed or other matters that may raise concerns for investors. Any actual or perceived weaknesses and conditions that need to be addressed in our internal control over financial reporting, disclosure of management’s assessment of our internal controls over financial reporting, or disclosure of our public accounting firm’s attestation to or report on management’s assessment of our internal controls over financial reporting may have an adverse impact on the price of our common stock.

Compliance with changing regulation of corporate governance and public disclosure will result in additional expenses.

Changing laws, regulations and standards relating to corporate governance and public disclosure, including the Sarbanes-Oxley Act of 2002 and related Commission regulations, have created uncertainty for public companies and significantly increased the costs and risks associated with accessing the public markets and public reporting. Our management team will need to invest significant management time and financial resources to comply with both existing and evolving standards for public companies, which will lead to increased general and administrative expenses and a diversion of management time and attention from revenue generating activities to compliance activities.

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Our common stock may be considered a “penny stock,” and thereby be subject to additional sale and trading regulations that may make it more difficult to sell.

Our common stock, which is currently quoted for trading on OTC BB, may be considered to be a “penny stock” if it does not qualify for one of the exemptions from the definition of “penny stock” under Section 3a51-1 of the Securities Exchange Act for 1934, as amended (the “Exchange Act”). Our common stock may be a “penny stock” if it meets one or more of the following conditions: (i) the stock trades at a price less than $5.00 per share; (ii) it is NOT traded on a “recognized” national exchange; (iii) it is NOT quoted on the NASDAQ Capital Market, or even if so, has a price less than $5.00 per share; or (iv) is issued by a company that has been in business less than three years with net tangible assets less than $5 million.

The principal result or effect of being designated a “penny stock” is that securities broker-dealers participating in sales of our common stock will be subject to the “penny stock” regulations set forth in Rules 15-2 through 15g-9 promulgated under the Exchange Act. For example, Rule 15g-2 requires broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document at least two business days before effecting any transaction in a penny stock for the investor’s account. Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor’s financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult and time consuming for holders of our common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

We do not foresee paying cash dividends in the foreseeable future and, as a result, our investors’ sole source of gain, if any, will depend on capital appreciation, if any.

We do not plan to declare or pay any cash dividends on our shares of common stock in the foreseeable future and currently intend to retain any future earnings for funding growth. As a result, investors should not rely on an investment in our securities if they require the investment to produce dividend income. Capital appreciation, if any, of our shares may be investors’ sole source of gain for the foreseeable future. Moreover, investors may not be able to resell their shares of our company at or above the price they paid for them.

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Item 2.02 Results of Operations and Financial Condition.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following is a discussion of the financial condition and results of operations of Enteractive Media, Inc. This management’s discussion and analysis of financial condition and results of operations should be read in conjunction with our financial statements and the related notes, and the other financial information included in this current report. All amounts set forth below are expressed in Canadian Dollars.

Forward-Looking Statements

We make forward-looking statements in this Form 8-K that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, results of operations, liquidity, plans and objectives. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “predict,” “potential,” “could,” “will,” “would,” “ongoing,” “future” or the negative of these terms or other similar expressions. Forward-looking statements include, but are not limited to, such matters as:

■	our ability to compete in our industry;

■	our expectations regarding our financial performance, including our revenue, costs and EBITDA;

■	the sufficiency of our cash, cash equivalents, and investments to meet our liquidity needs;

■	our ability to mitigate and address unanticipated performance problems on our websites, or platforms;

■	our ability to attract, retain, and maintain good relations with our customers;

■	our ability to anticipate market needs or develop new or enhanced offerings and services to meet those needs;

■	our ability to stay in compliance with laws and regulations, including tax laws, that currently apply or may become applicable to our business both in the U.S. and internationally and our expectations regarding various laws and restrictions that relate to our business;

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■	our ability to anticipate the effects of existing and developing laws and regulations, including with respect to taxation, and privacy and data protection that relate to our business;

■	our ability to effectively manage our growth and maintain our corporate culture;

■	our ability to identify, recruit, and retain skilled personnel, including key members of senior management;

■	our ability to successfully identify, manage, consummate and integrate any existing and potential acquisitions;

■	our ability to maintain, protect, and enhance our intellectual property;

■	our ability to manage the increased expenses associated and compliance demands with being a public company; and

■	other factors detailed herein under “Risk Factors.”

The preceding list is not intended to be an exhaustive list of all of our forward-looking statements. The forward-looking statements are based on our beliefs, assumptions and expectations of future performance, taking into account the information currently available to us. These statements are only predictions based upon our current expectations and projections about future events. There are important factors that could cause our actual results, levels of activity, performance or achievements to differ materially from the results, levels of activity, performance or achievements expressed or implied by the forward-looking statements. In particular, you should consider the risks provided under “Risk Factors” in this Form 8-K.

You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Each forward-looking statement speaks only as of the date of the particular statement. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this Form 8-K, to conform these statements to actual results or to changes in our expectations.

Overview

Enteractive Media Inc. (the “Company”) was incorporated under the Canada Business Corporations Act on January 22, 2013. The Company is an international media, event and entertainment company. The Company has acquired a Category B digital specialty license from the Canadian Radio-television and Telecommunications Commission (“CRTC”) for a television network branded PokerVision Network.

The Company’s head office is located at 736 8th Ave. SW, Suite 510, Calgary, AB T2P 1H4.

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Critical Accounting Policies and Estimates

Management’s discussion and analysis of results of operations and financial condition are based upon our consolidated financial statements. These statements have been prepared in accordance with accounting principles generally accepted in the United States of America. These principles require management to make certain estimates and assumptions that affect amounts reported and disclosed in the financial statements and related notes. The most significant estimates and assumptions include valuation of inventories, provisions for income taxes, allowance for doubtful accounts, and the recoverability of the long-lived assets. Actual results could differ from these estimates. Periodically, we review all significant estimates and assumptions affecting the financial statements and record the effect of any necessary adjustments.

The following critical accounting policies rely upon assumptions and estimates and were used in the preparation of our consolidated financial statements:

Foreign currency translation. Transactions denominated in foreign currencies are translated using the exchange rate in effect on the transaction date. Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the statement of financial position date. Non-monetary items are translated using the historical rate on the date of the transaction. Foreign exchange gains and losses are included in profit or loss.

Revenue Recognition. The Company, though its website and other platforms provides broadcasting services featuring poker tournaments, eSports and gaming lifestyle. Revenue associated with the rendering of services is recognized by reference to the stage of completion of the transaction at the end of the reporting period when the amount of revenue can be measured reliably, it is probable that the economic benefits associated with the transaction will flow to the Company, the stage of completion of the transaction at the end of the reporting period can be measured reliably and the costs incurred for the transaction and the costs to complete the transaction can be measured reliably. When the outcome of a transaction involving the rendering of services cannot be estimated reliably, revenue is recognized only to the extent of the expenses recognized that are recoverable.

Income Taxes. Deferred tax assets and liabilities are recognized where the carrying amount of an asset or liability differs from its tax base, except for taxable temporary differences arising on the initial recognition of goodwill and temporary differences arising on the initial recognition of an asset or liability in a transaction which is not a business combination and at the time of the transaction affects neither accounting nor taxable profit or loss.

Recognition of deferred tax assets for unused tax losses, tax credits and deductible temporary differences is restricted to those instances where it is probable that future taxable profit will be available against which the deferred tax asset can be utilized. At the end of each reporting year the Company reassesses unrecognized deferred tax assets. The Company recognizes a previously unrecognized deferred tax asset to the extent that it has become probable that future taxable profit will allow the deferred tax asset to be recovered.

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Recently Issued Accounting Pronouncements

From time to time, new accounting pronouncements are issued by FASB that are adopted by the Company as of the specified effective date. If not discussed, management believes that the impact of recently issued standards, which are not yet effective, will not have a material impact on the Company’s financial statements upon adoption. No new pronouncements that would affect these financial statements had been issued during or subsequent to the issuance of these financial statements.

Results of Operations

Nine Months Ended December 31, 2022 and 2021

Total sales for the, for the nine months ended December 31, 2022 increased to $745, from zero for the nine months ended December 31, 2021.

Expenses primarily consists of general office expenses,, consulting fees, royalties, marketing expenses, travelling expenses, bank fees and professional fees including audit, accounting, legal and financial. Expenses for the nine months ended December 31, 2022 were $641,301, an increase of $122,039 or 24%, from $519,262 for the same period in 2021. The increase in expenses was primarily due to increase of consulting expenses related to developing our business.

Loss before other income increased to $640,556 for the nine months ended December 31, 2022 from $519,262 for the nine months ended December 31, 2021, an increase of $121,294, or 23%.

Net loss increased to $636,893 for the nine months ended December 31, 2022 from a net gain o $127,080 for the nine months ended December 31, 2021, an increase of $763,972. The increase was primarily a result of a large realized gain on marketable securities during the nine months ended December 31, 2021.

Years Ended March 31, 2022 and 2021

Total sales for the year ended March 31, 2022 were $354, a decrease of $11,067, from total sales of $11,427 for the year ended March 31, 2021. The decrease was primarily the result of a pivoting of our business plan during 2021.

Expenses primarily consists of general office expenses,, consulting fees, royalties, marketing expenses, travelling expenses, bank fees and professional fees including audit, accounting, legal and financial. Expenses for the year ended March 31, 2022 were $776,082, an increase of $372,175 or 92%, from $ 403,907 for the same period in 2021. The increase in expenses was primarily due to increase of consulting expenses related to developing our business.

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Loss before other income increased to $775,728 for the year ended March 31, 2022 from $392,480 for the year ended March 31, 2021, an increase of $382,602, or 97%.

Net loss decreased to $242,943 for the year ended March 31, 2022 from $319,351 for the year ended March 31, 2021, a decrease of $76,408, or 24%. The decrease as a result of a large realized gain on marketable securities.

Liquidity and Capital Resources

At December 31, 2022, we had total current assets of $548,905 including cash of $9,687. We have historically financed our operations through the borrowing of long-term or short-term loans and the sales of equity,

We will require additional cash resources to fund our product development and marketing. Our ability to maintain sufficient liquidity depends partially on our ability to achieve anticipated levels of revenue, while continuing to control costs. If we do not have sufficient available cash, we would have to seek additional debt or equity financing through other external sources, which may not be available on acceptable terms, or at all. Failure to maintain financing arrangements on acceptable terms would have a material adverse effect on our business, results of operations and financial condition.

Off-Balance Sheet Arrangements

We have no material off-balance sheet transactions.

Item 3.02 Unregistered Sales of Equity Securities.

On March 9, 2023, we entered into the Acquisition Agreement with the owners of a majority interest of Enteractive Media, Inc. Pursuant to the Acquisition Agreement, we acquired 56.7% of Enteractive’s issued and outstanding capital stock, making Enteractive a majority-owned subsidiary of our company. In consideration for the purchase of the majority interest in Enteractive, we issued to the sellers a total of 3,402,560 newly issued shares of our Class B common stock. The securities were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act, and Regulation S promulgated thereunder.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue 100,000,000 shares of Class A common stock and 10,000,000 shares of Class B common stock, $0.0001 par value per share, of which 5,708,810 shares were issued and outstanding as of the closing of the Acquisition.

Each outstanding share of common stock regardless of class is entitled to one vote, either in person or by proxy, on all matters that may be voted upon by their holders at meetings of the stockholders.

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Holders of our common stock, regardless of class:

i	have equal ratable rights to dividends from funds legally available therefore, if declared by our Board of Directors;

ii	are entitled to share ratably in all of our assets available for distribution to holders of common stock upon our liquidation, dissolution or winding up;

iii	do not have preemptive, subscription or conversion rights or redemption or sinking fund provisions; and

iv	are entitled to one non-cumulative vote per share on all matters on which stockholders may vote at all meetings of our stockholders.

The holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than fifty percent (50%) of outstanding shares voting for the election of directors can elect all of our directors if they so choose and, in such event, the holders of the remaining shares will not be able to elect any of our directors.

Preferred Stock

We may issue up to 1,000,000 shares of our preferred stock, par value $0.0001 per share, from time to time in one or more series. As of the date hereof, we have issued no shares of our preferred stock.

Warrants

Prior to the Acquisition, Parsec had no warrants to outstanding.

Options

Prior to the Acquisition, Parsec had no options to outstanding.

MARKET PRICE OF THE COMPANY’S COMMON STOCK

Parsec’s Class A common stock was delisted from the Nasdaq Capital Market on December 16, 2022 and its not currently listed on any national exchange or listed for quotation on any service. Prior to December 16, 2022, our Class A common stock was traded on the Nasdaq Capital Market as part of a unit coupled with a warrant under the stock symbol “PCXCU.” Our stock is not currently traded on any national exchange or listed for quotation on any service.

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Item 5.01 Changes in Control of Registrant.

On March 9, 2023, we entered into the Acquisition Agreement with stockholders of Enteractive Media, Inc owning 56.7% of Enteractive’s issued and outstanding common stock making Enteractive a majority owned subsidiary of Parsec, as more fully described in Item 2.02 above,

Immediately following the closing of the Acquisition, former Enteractive Media, Inc. shareholders own approximately 59.6% of our issued and outstanding common stock

At the consummation of the Acquisition, Parsec’s sole director Paul Haber, appointed Kelly Kellner and Terry Debono to Parsec’s board of directors, and appointed Kelly Kellner as Chief Executive Officer.

EXECUTIVE OFFICERS, DIRECTORS AND KEY EMPLOYEES

Upon closing of the Acquisition, the board of directors and executive management of our company was as follows:

Name	Age	Position
Kelly Kellner	55	Chief Executive Officer and Director

Paul Haber	51	Chief Financial Officer and Director

Terry Debono	64	Independent Director

Except as noted above, the above persons do not hold any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act.

Mr. Kellner is 55 years old. Mr. Kellner has been the Chief Executive Officer of Enteractive Media, Inc. since January 2018 with whom the Company announced that they had entered into a business combination agreement.. Mr. Kellner has been in the gaming and media sector for the past 20 years and has been influential in building the Canadian Poker Tour and producing nationally televised poker and gaming content. He worked closely with regulators and broadcasters, as well as obtaining a Canadian television broadcast license. He was the Chief Executive Officer of HeadsUp Entertainment International Inc., a public company quoted on the OTC Markets. Prior to that, Mr. Kellner spent twelve years as an independent corporate finance consultant assisting companies in raising capital, going public, building investor relations platforms and cross listings on global exchanges outside North America. Mr. Kellner is expected to bring a key skill set and experience in media, gaming and corporate finance in his role as CEO.

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Mr. Debono is 64 years old. Mr. Debono has been the CEO of his own consulting firm for the last five years. He is a 35+ year veteran of the media, gaming and technology sectors. His experience includes launching and operating television networks, land based gaming operations, as well as operating private data networks for charitable gaming fundraising, building and operating live dealer casinos on three continents , producing approximately 1,000 hours of gaming themed programming, launching and operating social gaming channels and creating and managing branded consumer brand contests and sweepstakes. His clients include broadcasters, media companies, ad agencies, government lotteries, hospital lotteries, charitable gaming operators, land based and online casino operators, First Nations/Tribal Gaming stakeholders, gaming hardware and software companies, regulators, government policy makers, researchers and financial analysts.

Family Relationships

None.

Involvement in Certain Legal Proceedings

There have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of our company during the past five years.

There have been no material proceedings to which any director, officer or affiliate of our company, any owner of record or beneficially of more than five percent of any class of voting securities of our company, or any associate of any such director, officer, affiliate of our company, or security holder is a party adverse to our company or any of its subsidiaries, or to which any of such persons has a material interest adverse to our company or any of its subsidiaries.

The Board of Directors and Committees

Our Board of Directors does not maintain a separate audit, nominating or compensation committee. Functions customarily performed by such committees are performed by our Board of Directors as a whole. Our company is not required to maintain such committees under the rules applicable to companies that do not have securities listed or quoted on a national securities exchange or national quotation system. We intend to create board committees, including an independent audit committee, in the near future. If we are successful in listing our common stock on the American Stock Exchange or Nasdaq, we would be required to have, prior to listing, an independent audit committee formed, in compliance with the requirements for such listing and in compliance with Rule 10A-3 of the Securities Exchange Act of 1934.

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EXECUTIVE COMPENSATION

Summary Compensation Tables

The following table sets forth information concerning the compensation for the fiscal years ended December 31, 2021 and 2022 of the principal executive officer, principal financial officer, in addition to our three most highly compensated officers whose annual compensation exceeded $100,000, and up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer of the registrant at the end of the last fiscal year.

Name and Position	Year	Salary	Bonus	All other compensation (1)	Total
Kelly Kelner, CEO	2021	-	-	$45,886	$45,886
	2022	-	-	$10,000	$10,000
Terry Debono, Director	2022	-	-	$5,000	$5,000

(1) Represents compensation paid in the form of consulting fees.

Grants of Plan-Based Awards in 2022.

There were no option grants in 2022.

Outstanding Equity Awards at 2022 Fiscal Year End

There were no option exercises or options outstanding in 2022.

Option Exercises and Stock Vested in 2022

There were no option exercises or stock vested in 2022.

Pension Benefits

There were no pension benefit plans in effect in 2022.

Nonqualified defined contribution and other nonqualified deferred compensation plans

There were no nonqualified defined contribution or other nonqualified deferred compensation plans in effect in 2022.

Employment Agreements

Our company does not have any employment agreements with its executive officers and directors, but intends to enter into such agreements in the near future.

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Director Compensation

We do not currently have an established policy to provide compensation to members of our Board of Directors for their services in that capacity. We intend to develop such a policy in the near future.

Our Board of Directors does not currently have a compensation committee. We anticipate that our Board of Directors will establish a compensation committee in the near future that will comprise non-employee members of our Board of Directors. Our current expectation is that the compensation committee of our Board of Directors will perform, at least annually, a strategic review of the compensation program for our executive officers to determine whether it provides adequate incentives and motivation to our executive officers and whether it adequately compensates our executive officers relative to comparable officers in other companies with which we compete for executives.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Upon closing of the Acquisition, Enteractive Media, Inc. became a majority-owned subsidiary of Parsec, which companies now have interlocking executive and director positions.

Acquisition

On March 9, 2023, the Company completed the Acquisition of a majority in interest of Enteractive Media, Inc. At the closing, Enteractive Media, Inc. became a majority-owned subsidiary of the Company. An aggregate of 3,402,560 shares of Class B common stock were issued to the majority shareholders of Enteractive Media, Inc. As of the close of the Acquisition, the formed majority shareholders of Enteractive Media, Inc owned approximately 59.6% of the issued and outstanding stock of the Company.

Our Board of Directors, with the exception of Paul Haber resigned in full and appointed Kelly Kellner and Terry Debono to the board of directors of our company. Our board of directors also appointed Kelly Kellner as Chief Executive Officer. Paul Haber remains our Chief Financial Officer.

INDEMNIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS AND LIMITATION OF LIABILITY

Under Section 145 of the General Corporation Law of the State of Delaware, we can indemnify our directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act. Our certificate of incorporation provides that, pursuant to Delaware law, our directors shall not be liable for monetary damages for breach of the directors’ fiduciary duty of care to us and our stockholders. This provision in the certificate of incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director’s duty of loyalty to us or our stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director’s responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

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Our bylaws provide for the indemnification of our directors to the fullest extent permitted by the Delaware General Corporation Law. Our bylaws further provide that our Board of Directors has discretion to indemnify our officers and other employees. We are required to advance, prior to the final disposition of any proceeding, promptly on request, all expenses incurred by any director or executive officer in connection with that proceeding on receipt of an undertaking by or on behalf of that director or executive officer to repay those amounts if it should be determined ultimately that he or she is not entitled to be indemnified under the bylaws or otherwise. We are not, however, required to advance any expenses in connection with any proceeding if a determination is reasonably and promptly made by our Board of Directors by a majority vote of a quorum of disinterested Board members that (i) the party seeking an advance acted in bad faith or deliberately breached his or her duty to us or our stockholders and (ii) as a result of such actions by the party seeking an advance, it is more likely than not that it will ultimately be determined that such party is not entitled to indemnification pursuant to the applicable sections of its bylaws.

We have been advised that in the opinion of the Securities and Exchange Commission, insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

We may enter into indemnification agreements with each of our directors and officers that are, in some cases, broader than the specific indemnification provisions permitted by Delaware law, and that may provide additional procedural protection. As of the Effective Time of the reverse acquisition, we have not entered into any indemnification agreements with our directors or officers, but may choose to do so in the future. Such indemnification agreements may require us, among other things, to:

●	indemnify officers and directors against certain liabilities that may arise because of their status as officers or directors;

●	advance expenses, as incurred, to officers and directors in connection with a legal proceeding, subject to limited exceptions; or

●	obtain directors’ and officers’ insurance.

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At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT FOLLOWING THE REVERSE ACQUISITION

Beneficial ownership is determined in accordance with the rules of the Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable on February 28, 2023 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of February 28, 2023, there were no shares of common stock subject to options and warrants held by any person.

Immediately prior to the closing of the Acquisition, we had outstanding 2,306,250 shares of common stock. Immediately after the closing of the Acquisition, we had 5,708,810 issued and outstanding shares of common stock, no options and no warrants issued and outstanding.

The following table sets forth certain information with respect to beneficial ownership of our common stock immediately after the closing of the Acquisition abased on 5,708,810 issued and outstanding shares of Class B common stock, by:

●	Each person known to be the beneficial owner of 5% or more of our outstanding common stock;

●	Each executive officer;

●	Each director; and

●	All of the executive officers and directors as a group.

Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Unless otherwise indicated, the address of each stockholder listed in the table is c/o the Company at 736 8th Ave. SW, Suite 510, Calgary, AB T2P 1H4

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Name of Beneficial Owner	Title	Beneficially Owned Shares Post-Acquisition (1)	Percent of Class

Directors and Executive Officers:
Kelly Kellner	Chief Executive Officer	-	-
Terry Debono	Director	400,000	7.0%
Paul Haber	Chief Financial Officer	90,000	1.6%

All Officers and Directors as a Group (total of 3 persons)		490,000	8.6%

5% Stockholders:

Hunter Beachwood Investments		837,600	14.7%
Penfold Capital Markets, LP		900,000	16.0%
Serious Moonlight Capital, LP		567,850	9.9%
1992689 Alberta, Inc.		697,500	12.2%
Total 5% Stockholders		3,002,560	52.8%
Total Officers, Directors and 5% Stockholders		3,492,560	61.4%

(1) Represents shares of the Company’s Class B common stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

For complete information regarding our new officers and directors, refer to “Executive Officers, Directors and Key Employees” under Item 5.01, above.

Item 5.06 Change in Shell Company Status.

Prior to the closing of the acquisition, Parsec was a “shell company” as defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. As described in Item 2.01 above, which is incorporated by reference into this Item 5.06, Parsec ceased being a shell company upon completion of the acquisition on March 9, 2023.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.1	Stock Exchange and Reorganization Agreement
99.1	Enteractive Media, Inc. Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on it behalf of the undersigned hereunto duly authorized.

Dated: March 29, 2023

PARSEC CAPITAL ACQUSITIONS CORP

By:	/s/ Kelly Kellner
Name:	Kelly Kellner
Title:	Chief Executive Officer

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